UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  October 1, 2014

SECUREALERT, INC.

(Exact name of registrant as specified in its charter)

Commission File No. 0-23153

Utah	87-0543981
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

150 West Civic Center Drive, Suite 400, Sandy, Utah  84070

(Address of principal executive offices, Zip Code)

Registrant's telephone number, including area code: (801) 451-6141

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-

2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-

4(c))

Item 8.01.  Other Events

SecureAlert, Inc. (Registrant) has filed a DBA application with the Utah Department of Commerce, Divisions of Corporations and Commercial Code to do business as Track Group.  The DBA Application has been accepted and while the legal name of the Registrant remains SecureAlert, Inc., Registrant will conduct business under the name Track Group going forward.

Item 9.01.  Financial Statements and Exhibits

99.1   Press Release issued October 1, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SecureAlert, Inc.

	By:	/s/ John Merrill
Dated: October 9, 2014		John Merrill Chief Financial Officer

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